The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

DOWNEY SAVINGS and LOAN- EXPRESS

Balances as of 8/01/04

Total Current Balance:	135,065,658
Total Original Balance:	135,094,253

Number Of Loans:	496

			Minimum	Maximum
Average Current Balance:	$272,309.79		$66,000.00	$978,459.08
Average Original Amount:	$272,367.45		$66,000.00	$980,000.00

Weighted Average Gross Coupon:	3.072%		1.250	5.381%
Weighted Average Gross Margin:	3.153%		2.300	4.100%
Weighted Average Max Int Rate:	10.007%		9.950	10.950%

Weighted Average Original Ltv:	65.94%		9.04	90.00%

Weighted Average Neg Amort Limit:	110		110	110
Weighted Average Period Pay Cap:	7.50		7.50	7.50

Weighted Average Fico Score:	729		621	816

Weighted Average Original Term:	391	months	360	480	months
Weighted Average Remaining Term:	390	months	358	480	months
Weighted Average Seasoning:	1	months	0	2	months

Weighted Average Next Rate Reset:	1	months	1	1	months
Weighted Average Rate Adj Freq:	1	months	1	1	months
Weighted Average Pymt Adj Freq:	12	months	12	12	months

Weighted Average Prepay Term:	28	months	0	36	months
Top State Concentrations ($):	92.07 % California, 2.57 % Arizona, 1.49 % New Jersey
Maximum Zip Code Concentration ($):	1.17% 92562 (Murrieta, CA)

First Pay Date:			Jul 01, 2004	Sep 01, 2004
Paid To Date:			Jul 01, 2004	Aug 01, 2004
Mature Date:			Jun 01, 2034	Aug 01, 2044

Table

Table

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
66,000 - 100,000	10	871,800.00	0.65
100,001 - 150,000	52	6,744,280.91	4.99
150,001 - 200,000	92	16,147,799.10	11.96
200,001 - 250,000	86	19,578,496.09	14.50
250,001 - 300,000	80	22,149,592.26	16.40
300,001 - 350,000	66	21,492,539.46	15.91
350,001 - 400,000	56	20,915,111.88	15.49
400,001 - 450,000	23	9,794,444.44	7.25
450,001 - 500,000	15	7,206,660.87	5.34
500,001 - 550,000	8	4,274,250.00	3.16
550,001 - 600,000	2	1,175,654.48	0.87
650,001 - 700,000	3	2,086,000.00	1.54
700,001 - 750,000	1	742,000.00	0.55
900,001 - 950,000	1	908,569.15	0.67
950,001 - 978,459	1	978,459.08	0.72
Total	496	135,065,657.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	380	100,505,263.16	74.41
480	116	34,560,394.56	25.59
Total	496	135,065,657.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
358 - 360	380	100,505,263.16	74.41
471 - 480	116	34,560,394.56	25.59
Total	496	135,065,657.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CONFORMING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
CON	366	80,184,182.59	59.37
NC	130	54,881,475.13	40.63
Total	496	135,065,657.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	374	103,621,743.29	76.72
Condominium	68	16,992,147.74	12.58
PUD	54	14,451,766.69	10.70
Total	496	135,065,657.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	463	127,723,965.77	94.56
Investor	33	7,341,691.95	5.44
Total	496	135,065,657.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	270	71,765,540.00	53.13
Rate/Term Refinance	130	33,489,287.98	24.79
Purchase	96	29,810,829.74	22.07
Total	496	135,065,657.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Express Documentation	496	135,065,657.72	100.00
Total	496	135,065,657.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 10.00	1	66,000.00	0.05
15.01 - 20.00	4	573,500.00	0.42
20.01 - 25.00	5	852,000.00	0.63
25.01 - 30.00	5	938,400.00	0.69
30.01 - 35.00	12	1,875,500.00	1.39
35.01 - 40.00	18	3,015,745.48	2.23
40.01 - 45.00	17	3,805,500.00	2.82
45.01 - 50.00	25	6,810,915.82	5.04
50.01 - 55.00	46	11,819,235.59	8.75
55.01 - 60.00	38	9,771,495.21	7.23
60.01 - 65.00	46	14,057,939.38	10.41
65.01 - 70.00	74	20,435,366.24	15.13
70.01 - 75.00	98	29,503,057.74	21.84
75.01 - 80.00	83	25,332,434.26	18.76
80.01 - 85.00	4	1,080,000.00	0.80
85.01 - 90.00	20	5,128,568.00	3.80
Total	496	135,065,657.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Arizona	15	3,477,174.76	2.57
California	448	124,354,390.46	92.07
Colorado	2	235,000.00	0.17
Connecticut	1	139,180.42	0.10
Illinois	2	268,000.00	0.20
Indiana	1	125,600.00	0.09
Massachusetts	1	169,000.00	0.13
Missouri	1	72,800.00	0.05
New Jersey	8	2,010,900.00	1.49
New York	5	1,750,978.03	1.30
Oregon	5	809,500.00	0.60
Rhode Island	3	596,000.00	0.44
Washington	4	1,057,134.05	0.78
Total	496	135,065,657.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.250 - 1.500	204	53,757,770.00	39.80
1.501 - 2.000	12	3,272,700.00	2.42
2.001 - 2.500	10	2,188,850.00	1.62
3.501 - 4.000	13	5,031,678.86	3.73
4.001 - 4.500	137	42,217,768.47	31.26
4.501 - 5.000	108	26,223,390.39	19.42
5.001 - 5.381	12	2,373,500.00	1.76
Total	496	135,065,657.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.950 - 10.000	354	94,277,521.21	69.80
10.001 - 10.500	139	39,897,786.51	29.54
10.501 - 10.950	3	890,350.00	0.66
Total	496	135,065,657.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MIN INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.300 - 2.500	7	2,635,167.71	1.95
2.501 - 3.000	155	48,491,102.44	35.90
3.001 - 3.500	238	60,551,718.57	44.83
3.501 - 4.000	94	22,901,669.00	16.96
4.001 - 4.100	2	486,000.00	0.36
Total	496	135,065,657.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.300 - 2.500	7	2,635,167.71	1.95
2.501 - 3.000	155	48,491,102.44	35.90
3.001 - 3.500	238	60,551,718.57	44.83
3.501 - 4.000	94	22,901,669.00	16.96
4.001 - 4.100	2	486,000.00	0.36
Total	496	135,065,657.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
MTA	496	135,065,657.72	100.00
Total	496	135,065,657.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
621 - 640	10	2,636,618.02	1.95
641 - 660	18	3,929,768.38	2.91
661 - 680	25	6,908,162.79	5.11
681 - 700	83	23,800,171.61	17.62
701 - 720	74	21,067,665.13	15.60
721 - 740	71	19,249,092.75	14.25
741 - 760	87	25,012,925.90	18.52
761 - 780	58	16,075,773.65	11.90
781 - 800	57	13,565,772.73	10.04
801 - 816	13	2,819,706.76	2.09
Total	496	135,065,657.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AMORT LIMIT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
110	496	135,065,657.72	100.00
Total	496	135,065,657.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PAY CAP:	Mortgage Loans	the Cutoff Date	the Cutoff Date
7.50	496	135,065,657.72	100.00
Total	496	135,065,657.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	35	10,868,129.47	8.05
12	133	40,798,847.52	30.21
24	2	500,000.00	0.37
36	326	82,898,680.73	61.38
Total	496	135,065,657.72	100.00